Exhibit 10.20

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                              SEVENTH AMENDMENT TO
                           FIRST AMENDED AND RESTATED
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT
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THIS SEVENTH  AMENDMENT TO FIRST  AMENDED AND  RESTATED  WAREHOUSING  CREDIT AND
SECURITY AGREEMENT (this "Amendment") is entered into as of this 28th day of December 2000, by and between MONUMENT MORTGAGE, INC., a California corporation
("Borrower")  and  RESIDENTIAL  FUNDING  CORPORATION,   a  Delaware  corporation
("Lender").

WHEREAS, Borrower and Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of $75,000,000, to finance Mortgage Loans as evidenced by a First Amended and Restated Promissory Note in the principal sum of $85,000,000, dated as of August 22, 2000 (the "Note"), and by a First Amended and Restated Warehousing Credit and Security Agreement dated as of August 9, 1999, as the same may have been amended or supplemented (the "Agreement"); and

WHEREAS, Borrower has requested that Lender reduce the Commitment Amount and amend certain other terms of the Agreement, and Lender has agreed to such reduction of the Commitment Amount and amendment of the Agreement, subject to the terms and conditions of this Amendment.

WHEREAS, certain Events of Default have occurred and are continuing under the Agreement and Borrower has requested Lender to forbear from exercising its rights and remedies with respect thereto, and Lender is willing to forbear, subject to the terms and conditions of the Amendment.

NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Subject to compliance by Borrower with the provisions of Section 6 below, the effective date ("Effective Date") of this Amendment is January 5, 2001.

2. All capitalized terms used herein and not otherwise defined herein have their respective meanings set forth in the Agreement.

3. All references to "The First National Bank of Chicago" are amended to refer to "Bank One, NA."

4. All references to the "Company" are amended to refer to the "Borrower."

5. Section 1.1 of the Agreement is amended to delete the following definition in its entirety, replacing it with the following definition:

     "Commitment Amount" means $60,000,000

6. Borrower must deliver to Lender a) an executed original of this Amendment, b) a Consent of Guarantor in form and substance acceptable to Lender, and c) a $1,000 document production fee.


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

7. Borrower  represents,  warrants  and agrees that (a) except as  described  in
Section 8 below, there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of Borrower enforceable in accordance with their terms, as modified herein, (c) Lender is not in default under any of the Loan Documents and Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all material respects, and (e) there has been no material adverse change in the financial condition of Borrower from the date of the Agreement to the date of this Amendment.

8. Borrower represents that the only Events of Default that have occurred under the Agreement and that are continuing are the following:

     (a) Events of Default of the type described in Section 8.1(r) of the Agreement have occurred and are continuing in that for the Fiscal Quarters ending on September 30, 2000 and December 31, 2000 the Guarantor's aggregate net loss for each such Fiscal Quarter exceeded the Permitted Cumulative Loss for each such Fiscal Quarter.

     (b) An Event of Default of the type described in Section 8.1(t) of the Agreement has occurred and is continuing in that the Guarantor and its Subsidiaries, on a consolidated basis, have failed to maintain Tangible Net Worth in the amount specified in Section 8.1(t).

9. From and after the date on which this Amendment becomes effective until January 17, 2001 or such earlier date on which a "Forbearance Termination Event" occurs, Lender will forbear from exercising its rights and remedies under the Agreement, the other Loan Documents and applicable law. A Forbearance Termination Event includes any of the following events:

     (a) The occurrence after the effective date of this Amendment, or the existence as of the date of this Amendment, of any Default or Event of Default other than the Events of Default described in Section 8 of this Amendment.

     (b) Failure by the Guarantor and its Subsidiaries, on a consolidated basis, to maintain at all times a Tangible Net Worth that is not less than $10,000,000.

     (c) Failure by Borrower by January 16, 2001 to pay, in full, all Advances and accrued interest thereon related to all Pledged Mortgages that have been pledged to Lender for 120 days or more.

Lender's forbearance is limited to the express terms hereof, and nothing herein shall be deemed a waiver of, or an agreement by Lender to forbear with respect to, any other term, condition, representation or covenant applicable to Borrower or the Guarantor under the Agreement (including but not limited to any future occurrence similar to the Events of Default described herein) or any of the other agreements, documents or instruments executed and delivered in connection therewith, or of the covenants described therein. The forbearance granted herein shall not constitute a waiver of, or agreement by Lender to forbear with respect to, any other Default or Event of Default, if any, under the Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which Borrower may rely in the future, and Borrower hereby expressly waives any claim to such effect.

10. Except as hereby expressly modified, the Agreement is otherwise unchanged and remains in full force and effect, and Borrower ratifies and reaffirms all of its obligations thereunder.


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11. This  Amendment  may be executed  in any number of  counterparts  and by the different parties hereto on separate counterparts, each of which when so executed and delivered will be an original, but all of which will together constitute one and the same instrument.

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                          MONUMENT MORTGAGE, INC.,
                                          a California corporation

                                           By:_______________________________

                                           Its:______________________________

                                          RESIDENTIAL FUNDING CORPORATION,
                                          a Delaware corporation

                                           By:_______________________________

                                           Its:______________________________

STATE OF ____________________ )
                              ) ss.
COUNTY OF ___________________ )

On, _____________________, 2000, before me, a Notary Public, personally appeared _________________________________ the ___________________________________ of
MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                                          ___________________________________
                                          Notary Public
                                          (SEAL) My Commission Expires:______

STATE OF ____________________ )
                              ) ss.
COUNTY OF ___________________ )

On, _____________________, 2000, before me, a Notary Public, personally appeared __________________________________ the _________________________________ of
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


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

WITNESS my hand and official seal.

                                          ___________________________________
                                          Notary Public

                                          (SEAL) My Commission Expires:______



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                              CONSENT OF GUARANTOR
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The  undersigned,  being the Guarantor  under the Guaranty dated as of August 9,
1999,   hereby  consents  to  the  foregoing   Amendment  and  the  transactions
contemplated thereby and hereby modifies and reaffirms its obligations under its Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of Borrower under this Amendment and the Note. The Guarantor hereby reaffirms that its obligations under its Guaranty are separate and distinct from Borrower's obligations to Lender, and that its obligations under the Guaranty are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to his obligations under the Guaranty, all as more fully set forth in the Guaranty, the terms of which are incorporated herein as if fully set forth herein.

The Guarantor hereby irrevocably waives any claim or other rights that the Guarantor may now have or hereafter acquire against Borrower that arises from the existence, payment, performance or enforcement of the Guarantor's obligations hereunder, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of Lender against Borrower or any collateral that Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from Borrower directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other right, until the Guaranteed Debt has been paid and performed in full. If any amount will be paid to the Guarantor in violation of the preceding sentence, such amount will be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, Lender and will forthwith be paid to Lender to be credited and applied to the Guaranteed Debt, whether matured or unmatured. In addition, to the extent permitted by law, the Guarantor irrevocably releases and waives any such subrogation rights or rights of reimbursement, exoneration, contribution or indemnity if and to the extent any such right or rights would give rise to a claim under the U.S. Bankruptcy Code that payments or transfers to Lender with respect to the Guaranteed Debt constitute a preference in favor of the Guarantor or a claim under the U.S. Bankruptcy Code that the preference is recoverable from Lender.

Dated: ______________
                                           FINET.COM, INC.,
                                           a Delaware corporation

                                           By:_______________________________

                                           Its:______________________________

STATE OF ____________________ )
                              ) ss.
COUNTY OF ___________________ )

On _________________, 2000, before me, a Notary Public, personally appeared ___________________________ the _________________________ of FINET.COM, INC., a
Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                                          ___________________________________
                                          Notary Public

                                          (SEAL) My Commission Expires:______